Exhibit 99.1

     Alabama National BanCorporation Announces Third Quarter 2004 Earnings

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Oct. 18, 2004--Alabama National BanCorporation ("ANB") (NASDAQ:ALAB) today announced record earnings for the quarter and nine months ended September 30, 2004.
    For the quarter, ANB reported earnings of $14.7 million, up 39.0% from the 2003 third quarter. Diluted earnings per share of $0.86 were up 7.5% from the year ago quarter. Cash earnings per diluted share of $0.90 were up 9.5% from the 2003 third quarter. Third quarter 2004 return on average equity was 11.77% and return on average assets was 1.15%, compared to third quarter 2003 ratios of 15.55% and 1.12%, respectively. Average equity and average assets were both higher in the 2004 third quarter as compared to the year ago quarter by approximately $120.8 million in intangible assets associated with the Cypress Bank and Indian River National Bank acquisitions completed during February 2004 and the Coquina Bank acquisition completed in July 2004. Third quarter 2004 return on average tangible equity and return on average tangible assets were 17.19% and 1.19%, respectively.
    Net revenue, defined as net interest income plus noninterest income (excluding securities gains or losses and asset disposition gains or losses), grew to $62.2 million in the 2004 third quarter, up 19.6% from $52.1 million in the year ago quarter. Net revenue per diluted share in the 2004 third quarter was down 7.5% from the year ago quarter due to a 15.1% decline in noninterest income and an increase in the number of diluted shares outstanding. Within noninterest income, investment services revenue and revenue from the sale of mortgages declined 41.1% and 47.9%, respectively, from the levels of the 2003 third quarter. Noninterest income (excluding securities gains or losses and asset disposition gains or losses) represented 29.9% of total third quarter 2004 net revenue, as compared with 40.3% in the 2003 third quarter.
    Year-to-date earnings for the nine months ended September 30, 2004 were $39.3 million, an increase of 29.7% over the $30.3 million in earnings reported for the same period in 2003. Diluted earnings per share for the 2004 nine months of $2.50 were up 6.5% from the $2.35 reported in the 2003 nine months. Cash earnings per diluted share were $2.60 for the 2004 nine months, an 8.5% increase over the $2.39 earned in the first nine months of 2003.
    "We are pleased to report these third quarter results for Alabama National," said John H. Holcomb, III, Chairman and CEO. "Our employees have delivered strong loan and deposit growth, and we are excited about the opportunities we face in our markets. We are particularly proud of our excellent employees in the coastal markets impacted by the four hurricanes that hit the region during the quarter. They confirmed our belief about their dedication to their customers and to the company through their performance during a very difficult time."
    During the 2004 third quarter, ANB completed an underwritten offering of common stock, issuing a total of 977,500 shares including the underwriters' 15% over-allotment option. ANB raised approximately $49.7 million in net proceeds through this offering.
    Total assets at quarter end of $5.14 billion were up 33.5% from September 30, 2003's $3.85 billion, driven largely by the acquisitions of Cypress Bank, Indian River National Bank, and Coquina Bank in 2004. In addition to the growth through acquisitions, the company's organic growth continued at a solid rate, with 13.0% annualized loan growth since year-end 2003, excluding the three 2004 acquisitions. Annualized loan growth for the third quarter (excluding the third quarter acquisition of Coquina Bank) was 14.8% over June 30, 2004 balances. Deposits grew 32.1% to $3.63 billion at September 30, 2004, compared to $2.75 billion at September 30, 2003, also largely due to the recent acquisitions. Quarter-end share owners' equity was $521.2 million, or $30.70 per share, and tangible book value per share was $21.44.
    During the 2004 third quarter, ANB recognized $574 thousand in net charge-offs, representing 0.07% of average loans on an annualized basis. On a year-to-date basis, net charge-offs of $1.7 million represent a 0.07% annualized rate. Quarter-end nonperforming assets of $9.9 million were 0.29% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 556%.
    ANB is a bank holding company operating 83 banking locations through thirteen bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: Birmingham-based National Bank of Commerce (NBC), First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; Cypress Coquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions

    Alabama National will discuss the 2004 third quarter results and its goals and general outlook for the remainder of the year in a conference call to be held Tuesday, October 19, 2004 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on October 19, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    For live interactive access to the teleconference, please dial 800-938-1464 at 9:00 a.m. Central Time on October 19.
    For those without internet access, a telephonic replay will be available through November 19 by dialing 800-642-1687 and entering Conference ID number 1207024.

    This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue" (net revenue per share), "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Gains and losses from securities sales and asset dispositions are excluded from this figure because they are viewed as non-recurring and transactional in nature and could distort the measure. Net revenue per diluted share is defined as net revenue divided by diluted common shares outstanding. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the Company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                           Three Months
                                               Ended
                                           September 30,
                                         -----------------  Percentage
                                          2004     2003     Change (b)
                                         -------- -------- -----------
 Net interest income                     $43,614  $31,098        40.2%
 Noninterest income                       18,566   21,872       (15.1)
 Total revenue                            62,180   52,970        17.4
 Provision for loan and lease losses       1,624    1,396        16.3
 Noninterest expense                      38,208   35,625         7.3
 Net income before income taxes           22,348   15,949        40.1
 Income taxes                              7,642    5,368        42.4
 Net income                              $14,706  $10,581        39.0

 Weighted average common and common
  equivalent shares outstanding
    Basic                                 16,765   12,935        29.6%
    Diluted                               17,013   13,161        29.3

 Net income per common share
    Basic                                   $.88     $.82         7.2%
    Diluted                                  .86      .80         7.5

 Cash earnings (a)
    Total                                $15,264  $10,783        41.6%
    Basic                                    .91      .83         9.2
    Diluted                                  .90      .82         9.5

 Cash dividends declared on common stock  $.3125    $.285
 Return on average assets                   1.15%    1.12%
 Return on average tangible assets          1.19     1.13
 Return on average equity                  11.77    15.55
 Return on average tangible equity         17.19    18.01


           Noninterest Income

 Service charge income                    $4,537   $3,623        25.2%
 Investment services income                2,685    4,555       (41.1)
 Securities brokerage and trust income     4,056    3,995         1.5
 Gain on sale of mortgages                 2,852    5,478       (47.9)
 Gain (loss) on disposal of assets           (68)     914          NM
 Securities gains                              -        4          NM
 Bank owned life insurance                   637      684        (6.9)
 Insurance commissions                       833      797         4.5
 Other                                     3,034    1,822        66.5
                                         -------- --------
 Total noninterest income                $18,566  $21,872       (15.1)
                                         ======== ========

    (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

    (b) Percentage change based on actual not rounded values.

    NM - Not meaningful



                                        Nine Months Ended
                                          September 30,
                                        ------------------  Percentage
                                          2004     2003     Change (b)
                                        --------- -------- -----------
 Net interest income                    $117,918  $88,458        33.3%
 Noninterest income                       55,494   62,153       (10.7)
 Total revenue                           173,412  150,611        15.1
 Provision for loan and lease losses       4,130    3,911         5.6
 Noninterest expense                     109,991  101,453         8.4
 Net income before income taxes           59,291   45,247        31.0
 Income taxes                             20,034   14,977        33.8
 Net income                              $39,257  $30,270        29.7

 Weighted average common and common
  equivalent shares outstanding
    Basic                                 15,427   12,678        21.7%
    Diluted                               15,680   12,875        21.8

 Net income per common share
    Basic                                  $2.54    $2.39         6.6%
    Diluted                                 2.50     2.35         6.5

 Cash earnings (a)
    Total                                $40,718  $30,816        32.1%
    Basic                                   2.64     2.43         8.6
    Diluted                                 2.60     2.39         8.5

 Cash dividends declared on
  common stock                            $.9375    $.855
 Return on average assets                   1.11%    1.14%
 Return on average tangible assets          1.14     1.15
 Return on average equity                  12.39    16.07
 Return on average tangible equity         17.47    17.97


           Noninterest Income

 Service charge income                   $12,868  $10,436        23.3%
 Investment services income                9,865   16,087       (38.7)
 Securities brokerage and trust income    12,352   12,018         2.8
 Gain on sale of mortgages                 8,885   13,427       (33.8)
 Gain (loss) on disposal of assets           (31)     881          NM
 Securities gains                              -       43          NM
 Bank owned life insurance                 2,047    2,052         (.2)
 Insurance commissions                     2,570    2,435         5.5
 Other                                     6,938    4,774        45.3
                                        --------- --------
 Total noninterest income                $55,494  $62,153       (10.7)
                                        ========= ========

    (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

    (b) Percentage change based on actual not rounded values.

    NM - Not meaningful



                                        September 30,
                                   -----------------------  Percentage
                                      2004        2003        Change
                                   ----------- ----------- -----------
 Total assets                      $5,144,106  $3,852,941        33.5%
 Earning assets                     4,650,375   3,465,292        34.2
 Securities (a)                     1,170,793     823,526        42.2
 Loans held for sale                   22,634      37,744       (40.0)
 Loans and leases, net of unearned
  income                            3,400,297   2,548,353        33.4
 Allowance for loan and lease
  losses                               45,903      36,979        24.1
 Deposits                           3,634,724   2,752,516        32.1
 Short-term borrowings                 40,000      61,150       (34.6)
 Long-term debt                       403,792     315,040        28.2
 Stockholders' equity                 521,231     272,139        91.5

    (a) Excludes trading securities



                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                      As of/For the Three Months Ended
                                         September June 30,  September
                                          30, 2004   2004    30, 2003
                                         ---------- ------- ----------
 Nonaccrual loans                           $8,252  $8,307     $6,357
 Restructured loans                              -       -          -
 Loans past due 90 days or more and
  still accruing                                 0       0          0
 Total nonperforming loans                   8,252   8,307      6,357
 Other real estate owned                     1,639   1,969      2,517
 Total nonperforming assets                  9,891  10,276      8,874
 Total non performing assets as a
  percentage of period-end loans
  and other real estate (a)                   0.29%   0.32%      0.35%
 Allowance for loan and lease losses        45,903  43,484     36,979
 Provision for loan and lease losses         1,624   1,278      1,396
 Loans charged off                             825   1,790        702
 Loan recoveries                               251   1,604        690
 Net loan and lease losses                     574     186         12

 Allowance for loan and lease losses as a
  percentage of period-end loans and
  leases (a)                                  1.35%   1.36%      1.45%

Allowance for loan and lease losses as a
 percentage of period-end
 nonperforming loans                        556.27  523.46     581.71
 Net losses to average loans and leases
  (annualized)                                0.07    0.02       0.00



                                            For the Nine
                                            Months Ended
                                            September 30,
                                           ---------------  Percentage
                                             2004    2003     Change
                                           ------- ------- -----------
 Provision for loan and lease losses       $4,130  $3,911         5.6%
 Loans charged off                          3,944   2,696        46.3
 Loan recoveries                            2,245   2,065         8.7
 Net loan and lease losses                  1,699     631       169.3
 Net losses to average loans and leases      0.07%   0.04%

    (a) Excludes loans held for sale

    NM - Not meaningful



                    TAXABLE EQUIVALENT YIELDS/RATES

                                               Three Months Ended

                                          September June 30, September
                                           30, 2004   2004   30, 2003
                                          ---------- ------ ----------
Interest income:
 Interest and fees on loans                    5.73%  5.55%      5.86%
 Interest on securities:
 Taxable                                       4.05   3.91       3.65
 Non-taxable                                   6.05   6.10       6.82
 Total interest earning assets                 5.27   5.08       5.27

Interest expense:
 Interest on deposits                          1.54   1.52       1.78
 Interest on short-term borrowing              1.99   1.79       1.87
 Interest on long-term debt                    3.41   3.27       3.79
 Total interest bearing liabilities            1.72   1.66       1.87
 Net interest spread                           3.55   3.42       3.40
 Net interest margin                           3.81   3.64       3.63


                                           Nine Months
                                              Ended
                                          September 30,
                                          -------------
                                           2004   2003
                                          ------ ------
Interest income:
 Interest and fees on loans                5.65%  6.02%
 Interest on securities:
 Taxable                                   3.93   4.06
 Non-taxable                               6.20   7.11
 Total interest earning assets             5.18   5.48

Interest expense:
 Interest on deposits                      1.56   1.98
 Interest on short-term borrowing          1.77   1.95
 Interest on long-term debt                3.37   3.89
 Total interest bearing liabilities        1.70   2.06
 Net interest spread                       3.48   3.42
 Net interest margin                       3.71   3.67



                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                            As of
                                                        September 30,
                                                       ---------------
                                                         2004    2003
                                                       ------- -------
 Stockholders' Equity:
 Equity to assets                                       10.13%   7.06%
 Leverage ratio                                          8.89    7.58
 Book value per common share (a)                       $30.70  $21.23
 Tangible book value per common share (a)(b)            21.44   18.38
 Ending shares outstanding                             16,976  12,819

    (a) Includes a cumulative mark to market adjustment to equity of $0.01 and $0.04 per share at September 30, 2004 and 2003, respectively.

    (b) Total equity reduced by intangible assets divided by common shares outstanding.



                         RECONCILIATION TABLE
                 (In thousands, except per share data)

                          Three Months Ended      Nine Months Ended
                            September 30,           September 30,
                       ----------------------- -----------------------
                          2004        2003        2004        2003
                       ----------- ----------- ----------- -----------
 Total revenue            $62,180     $52,970    $173,412    $150,611
 Securities gains               -          (4)          -         (43)
 Disposal of assets            68        (914)         31        (881)
 Net revenue              $62,248     $52,052    $173,443    $149,687

 Net income               $14,706     $10,581     $39,257     $30,270
 Amortization of
  intangibles, net of
  tax                         558         202       1,461         546
 Cash earnings            $15,264     $10,783     $40,718     $30,816

 Net income per basic
  share                     $0.88       $0.82       $2.54       $2.39
 Amortization of
  intangibles per basic
  share                      0.03        0.01        0.10        0.04
 Cash earnings per
  basic share               $0.91       $0.83       $2.64       $2.43

 Net income per diluted
  share                     $0.86       $0.80       $2.50       $2.35
 Amortization of
  intangibles per
  diluted share              0.04        0.02        0.10        0.04
 Cash earnings per
  diluted share             $0.90       $0.82       $2.60       $2.39

 Book value              $521,231    $272,139    $521,231    $272,139
 Intangible assets       (157,308)    (36,475)   (157,308)    (36,475)
 Tangible book value     $363,923    $235,664    $363,923    $235,664

 Book value per common
  share                    $30.70      $21.23      $30.70      $21.23
 Effect of intangible
  assets per share          (9.26)      (2.85)      (9.26)      (2.85)
 Tangible book value
  per share                $21.44      $18.38      $21.44      $18.38

 Average assets        $5,075,045  $3,740,130  $4,710,523  $3,545,449
 Average intangible
  assets                 (156,690)    (36,950)   (123,007)    (26,652)
 Average tangible
  assets               $4,918,355  $3,703,180  $4,587,516  $3,518,797

 Return on average
  assets                     1.15%       1.12%       1.11%       1.14%
 Effect of average
  intangible assets          0.04        0.01        0.03        0.01
 Return on average
  tangible assets            1.19%       1.13%       1.14%       1.15%

 Average equity          $497,023    $269,979    $423,176    $251,861
 Average intangible
  assets                 (156,690)    (36,950)   (123,007)    (26,652)
 Average tangible
  equity                 $340,333    $233,029    $300,169    $225,209

 Return on average
  equity                    11.77%      15.55%      12.39%      16.07%
 Effect of average
  intangible assets          5.42        2.46        5.08        1.90
 Return on average
  tangible equity           17.19%      18.01%      17.47%      17.97%



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
                 (In thousands, except share amounts)

                                           September 30, September 30,
                                                  2004        2003
                                               ----------- -----------
Assets
 Cash and due from banks                         $144,110    $140,451
 Interest-bearing deposits in other banks          16,313      24,471
 Federal funds sold and securities purchased
  under resell agreements                          39,844      31,172
 Trading securities, at fair value                    494          26
 Investment securities (fair value $533,526 and
  $295,079, respectively)                         533,492     295,605
 Securities available for sale, at fair value     637,301     527,921
 Loans held for sale                               22,634      37,744
 Loans and leases                               3,403,695   2,551,300
 Unearned income                                   (3,398)     (2,947)
                                               ----------- -----------
 Loans and leases, net of unearned income       3,400,297   2,548,353
 Allowance for loan and lease losses              (45,903)    (36,979)
                                               ----------- -----------
 Net loans and leases                           3,354,394   2,511,374
 Property, equipment and leasehold
  improvements, net                                94,792      77,242
 Goodwill                                         145,169      31,572
 Other intangible assets, net                      12,139       4,903
 Cash surrender value of life insurance            63,898      58,035
 Receivable from investment division customers     34,394      72,495
 Other assets                                      45,132      39,930
                                               ----------- -----------
 Total assets                                  $5,144,106  $3,852,941
                                               =========== ===========

Liabilities and Stockholders' Equity
 Deposits:
 Noninterest bearing                             $599,117    $426,639
 Interest bearing                               3,035,607   2,325,877
                                               ----------- -----------
 Total deposits                                 3,634,724   2,752,516
 Federal funds purchased and securities sold
  under repurchase agreements                     460,493     337,991
 Treasury, tax and loan accounts                      895         706
 Accrued expenses and other liabilities            49,279      43,877
 Payable for securities purchased for
  investment division customers                    33,692      69,522
 Short-term borrowings                             40,000      61,150
 Long-term debt                                   403,792     315,040
                                               ----------- -----------
 Total liabilities                              4,622,875   3,580,802

 Common stock, $1 par, 27,500,000 shares
  authorized; 16,975,772 and 12,819,788 shares
  issued at September 30, 2004 and 2003,
  respectively                                     16,976      12,820
 Additional paid-in capital                       340,400     125,823
 Retained earnings                                163,690     133,027
 Treasury stock at cost, 723 shares at
  September 30, 2003                                    -         (24)
 Accumulated other comprehensive income, net of
  tax                                                 165         493
                                               ----------- -----------
 Total stockholders' equity                       521,231     272,139
                                               ----------- -----------
 Total liabilities and stockholders' equity    $5,144,106  $3,852,941
                                               =========== ===========



           Alabama National BanCorporation and Subsidiaries
             Consolidated Statements of Income (Unaudited)
                 (In thousands, except per share data)

                                  For the three
                               months ended    For the nine months
                                  September 30,    ended September 30,
                                ------------------ -------------------
                                   2004     2003      2004      2003
                                --------- -------- --------- ---------
Interest income:
 Interest and fees on loans and
  leases                         $48,320  $37,578  $132,632  $108,041
 Interest on securities           11,981    7,428    31,833    23,878
 Interest on deposits in other
  banks                               18       26        46        86
 Interest on trading securities        9       27        44        76
 Interest on federal funds sold
  and securities purchased under
  resell agreements                  244      198       544       531
                                 -------- -------- --------- ---------
 Total interest income            60,572   45,257   165,099   132,612

Interest expense:
 Interest on deposits             11,924   10,355    33,403    32,495
 Interest on federal funds
  purchased and securities sold
  under repurchase agreements      1,394      815     3,354     2,435
 Interest on short-term
  borrowings                         186      315       765     1,313
 Interest on long-term debt        3,454    2,674     9,659     7,911
                                 -------- -------- --------- ---------
 Total interest expense           16,958   14,159    47,181    44,154
                                 -------- -------- --------- ---------
 Net interest income              43,614   31,098   117,918    88,458
 Provision for loan losses         1,624    1,396     4,130     3,911
                                 -------- -------- --------- ---------
 Net interest income after
  provision for loan losses       41,990   29,702   113,788    84,547

Noninterest income:
 Securities gains                      -        4         -        43
 Gain (loss) on disposition of
  assets                             (68)     914       (31)      881
 Service charges on deposit
  accounts                         4,537    3,623    12,868    10,436
 Investment services income        2,685    4,555     9,865    16,087
 Securities brokerage and trust
  income                           4,056    3,995    12,352    12,018
 Gain on sale of mortgages         2,852    5,478     8,885    13,427
 Bank owned life insurance           637      684     2,047     2,052
 Insurance commissions               833      797     2,570     2,435
 Other                             3,034    1,822     6,938     4,774
                                 -------- -------- --------- ---------
 Total noninterest income         18,566   21,872    55,494    62,153

Noninterest expense:
 Salaries and employee benefits   19,630   16,874    56,301    48,732
 Commission based compensation     4,357    6,062    13,906    18,285
 Occupancy and equipment expenses  4,085    3,326    11,450     9,696
 Amortization of intangibles         824      285     2,148       762
 Penalty on long-term debt
  repayment                            -      822         -       822
 Other                             9,312    8,256    26,186    23,156
                                 -------- -------- --------- ---------
 Total noninterest expense        38,208   35,625   109,991   101,453
                                 -------- -------- --------- ---------

 Income before provision for
  income taxes                    22,348   15,949    59,291    45,247
 Provision for income taxes        7,642    5,368    20,034    14,977
                                 -------- -------- --------- ---------
 Net income                      $14,706  $10,581   $39,257   $30,270
                                 ======== ======== ========= =========

 Net income per common share
  (basic)                           $.88     $.82     $2.54     $2.39
                                 ======== ======== ========= =========

 Weighted average common shares
  outstanding (basic)             16,765   12,935    15,427    12,678
                                 ======== ======== ========= =========

 Net income per common share
  (diluted)                         $.86     $.80     $2.50     $2.35
                                 ======== ======== ========= =========

 Weighted average common shares
  outstanding (diluted)           17,013   13,161    15,680    12,875
                                 ======== ======== ========= =========



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Three Months 09/30/04
                                         ----------------------------
                                           Average    Income/  Yield/
                                           Balance    Expense   Cost
                                         ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $3,360,817  $48,442    5.73%
   Securities:
    Taxable                               1,120,518   11,406    4.05
    Tax exempt                               57,312      871    6.05
   Cash balances in other banks               5,242       18    1.37
   Funds sold                                58,722      244    1.65
   Trading account securities                   778        9    4.60
                                         ----------- --------
       Total earning assets (2)           4,603,389   60,990    5.27
                                         ----------- --------
 Cash and due from banks                    160,867
 Premises and equipment                      90,134
 Other assets                               266,000
 Allowance for loan and lease losses        (45,345)
                                         -----------
        Total assets                     $5,075,045
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $751,808   $1,440    0.76
   Savings deposits                         873,149    2,120    0.97
   Time deposits                          1,449,082    8,364    2.30
   Funds purchased                          406,405    1,394    1.36
   Other short-term borrowings               37,135      186    1.99
   Long-term debt                           403,007    3,454    3.41
                                         ----------- --------
        Total interest-bearing
         liabilities                      3,920,586   16,958    1.72
                                         ----------- --------
 Demand deposits                            602,994
 Accrued interest and other liabilities      54,442
 Stockholders' equity                       497,023
                                         -----------
     Total liabilities and stockholders'
      equity                             $5,075,045
                                         ===========

 Net interest spread                                            3.55%
                                                              =======
 Net interest income/margin on
   a taxable equivalent basis                         44,032    3.81%
                                                              =======
 Tax equivalent adjustment (2)                           418
                                                     --------
 Net interest income/margin                          $43,614    3.77%
                                                     ======== =======


                                              Three Months 09/30/03
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,549,891  $37,643    5.86%
   Securities:
    Taxable                                  768,416    7,061    3.65
    Tax exempt                                30,881      531    6.82
   Cash balances in other banks               11,650       26    0.89
   Funds sold                                 61,345      198    1.28
   Trading account securities                  3,191       27    3.36
                                          ----------- --------
       Total earning assets (2)            3,425,374   45,486    5.27
                                          ----------- --------
 Cash and due from banks                      85,028
 Premises and equipment                       76,805
 Other assets                                189,257
 Allowance for loan and lease losses         (36,334)
                                          -----------
        Total assets                      $3,740,130
                                          ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts    $511,578     $931    0.72
   Savings deposits                          515,106    1,109    0.85
   Time deposits                           1,285,128    8,315    2.57
   Funds purchased                           342,499      815    0.94
   Other short-term borrowings                66,750      315    1.87
   Long-term debt                            279,922    2,674    3.79
                                          ----------- --------
        Total interest-bearing liabilities 3,000,983   14,159    1.87
                                          ----------- --------
 Demand deposits                             418,895
 Accrued interest and other liabilities       50,273
 Stockholders' equity                        269,979
                                          -----------
     Total liabilities and stockholders'
      equity                              $3,740,130
                                          ===========

 Net interest spread                                             3.40%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          31,327    3.63%
                                                               =======
 Tax equivalent adjustment (2)                            229
                                                      --------
 Net interest income/margin                           $31,098    3.60%
                                                      ======== =======

    (1) Average loans include nonaccrual loans. All loans and deposits are domestic.

    (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                             Nine Months 09/30/04
                                        -----------------------------
                                          Average    Income/   Yield/
                                          Balance    Expense    Cost
                                        ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                 $3,142,319  $132,962    5.65%
   Securities:
    Taxable                              1,029,276    30,274    3.93
    Tax exempt                              50,860     2,362    6.20
   Cash balances in other banks              6,215        46    0.99
   Funds sold                               58,959       544    1.23
   Trading account securities                1,319        44    4.45
                                        ----------- ---------
       Total earning assets (2)          4,288,948   166,232    5.18
                                        ----------- ---------
 Cash and due from banks                   141,475
 Premises and equipment                     88,204
 Other assets                              234,469
 Allowance for loan and lease losses       (42,573)
                                        -----------
        Total assets                    $4,710,523
                                        ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $695,276    $3,868    0.74
   Savings deposits                        744,658     5,041    0.90
   Time deposits                         1,427,334    24,494    2.29
   Funds purchased                         392,212     3,354    1.14
   Other short-term borrowings              57,785       765    1.77
   Long-term debt                          382,541     9,659    3.37
                                        ----------- ---------
        Total interest-bearing
         liabilities                     3,699,806    47,181    1.70
                                        ----------- ---------
 Demand deposits                           538,931
 Accrued interest and other liabilities     48,610
 Stockholders' equity                      423,176
                                        -----------
     Total liabilities and stockholders'
      equity                            $4,710,523
                                        ===========

 Net interest spread                                            3.48%
                                                              =======
 Net interest income/margin on
   a taxable equivalent basis                        119,051    3.71%
                                                              =======
 Tax equivalent adjustment (2)                         1,133
                                                    ---------
 Net interest income/margin                         $117,918    3.67%
                                                    ========= =======


                                              Nine Months 09/30/03
                                         -----------------------------
                                           Average    Income/   Yield/
                                           Balance    Expense    Cost
                                         ----------- --------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                  $2,404,068  $108,249    6.02%
   Securities:
    Taxable                                 749,279    22,765    4.06
    Tax exempt                               31,233     1,661    7.11
   Cash balances in other banks              11,465        86    1.00
   Funds sold                                55,341       531    1.28
   Trading account securities                 2,689        76    3.78
                                         ----------- ---------
       Total earning assets (2)           3,254,075   133,368    5.48
                                         ----------- ---------
 Cash and due from banks                     87,812
 Premises and equipment                      74,649
 Other assets                               163,433
 Allowance for loan and lease losses        (34,520)
                                         -----------
        Total assets                     $3,545,449
                                         ===========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts   $507,490    $3,482    0.92
   Savings deposits                         458,843     3,286    0.96
   Time deposits                          1,227,867    25,727    2.80
   Funds purchased                          310,743     2,435    1.05
   Other short-term borrowings               89,904     1,313    1.95
   Long-term debt                           271,793     7,911    3.89
                                         ----------- ---------
        Total interest-bearing
         liabilities                      2,866,640    44,154    2.06
                                         ----------- ---------
 Demand deposits                            368,953
 Accrued interest and other liabilities      57,995
 Stockholders' equity                       251,861
                                         -----------
     Total liabilities and stockholders'
      equity                             $3,545,449
                                         ===========

 Net interest spread                                             3.42%
                                                               =======
 Net interest income/margin on
   a taxable equivalent basis                          89,214    3.67%
                                                               =======
 Tax equivalent adjustment (2)                            756
                                                     ---------
 Net interest income/margin                           $88,458    3.63%
                                                     ========= =======

    (1) Average loans include nonaccrual loans. All loans and deposits are domestic.

    (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.

    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb, III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650
             www.alabamanational.com